Chart Industries, Inc. FIRST QUARTER 2023 EARNINGS APRIL 28, 2023

GTLS: GAS TO LIQUID SYSTEMS® Forward Looking Statements (1/2) CERTAIN STATEMENTS MADE IN THIS INVESTOR PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING CHART’S BUSINESS PLANS, INCLUDING STATEMENTS REGARDING OBJECTIVES, FUTURE ORDERS, REVENUES, MARGINS, EARNINGS, PERFORMANCE OR OUTLOOK, BUSINESS OR INDUSTRY TRENDS AND OTHER INFORMATION THAT IS NOT HISTORICAL IN NATURE. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY TERMINOLOGY SUCH AS “MAY,” “WILL,” “SHOULD,” “COULD,” “EXPECTS,” “ANTICIPATES,” “BELIEVES,” “PROJECTS,” “FORECASTS,” “INDICATORS”, “OUTLOOK,” “GUIDANCE,” “CONTINUE,” “TARGET,” OR THE NEGATIVE OF SUCH TERMS OR COMPARABLE TERMINOLOGY. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION OR IN OTHER STATEMENTS MADE BY CHART ARE MADE BASED ON MANAGEMENT’S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS IMPACTING CHART AND ARE SUBJECT TO UNCERTAINTIES AND FACTORS RELATING TO CHART’S OPERATIONS AND BUSINESS ENVIRONMENT, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND CHART’S CONTROL, THAT COULD CAUSE CHART’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE MATTERS EXPRESSED OR IMPLIED BY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE CHART’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: CHART MAY BE UNABLE TO ACHIEVE THE ANTICIPATED BENEFITS OF THE ACQUISITION OF HOWDEN (THE “ACQUISITION”) (INCLUDING WITH RESPECT TO ESTIMATED FUTURE COST SYNERGIES); REVENUES FOLLOWING THE ACQUISITION MAY BE LOWER THAN EXPECTED; OPERATING COSTS, CUSTOMER LOSSES, AND BUSINESS DISRUPTION (INCLUDING, WITHOUT LIMITATION, DIFFICULTIES IN MAINTAINING RELATIONSHIPS WITH EMPLOYEES, CUSTOMERS AND SUPPLIERS) RESULTING FROM THE ACQUISITION MAY BE GREATER THAN EXPECTED; OUR ABILITY TO SUCCESSFULLY CLOSE ON OUR INTENTION TO DIVEST TWO PRODUCT LINES AND ACHIEVE THE ANTICIPATED PROCEEDS FROM THOSE DIVESTITURES; SLOWER THAN ANTICIPATED GROWTH AND MARKET ACCEPTANCE OF NEW CLEAN ENERGY PRODUCT OFFERINGS; INABILITY TO ACHIEVE EXPECTED PRICING INCREASES OR CONTINUED SUPPLY CHAIN CHALLENGES INCLUDING VOLATILITY IN RAW MATERIALS AND SUPPLY; RISKS RELATING TO THE CONFLICT BETWEEN RUSSIA AND UKRAINE, INCLUDING POTENTIAL ENERGY SHORTAGES IN EUROPE AND ELSEWHERE AND THE OTHER FACTORS DISCUSSED IN ITEM 1A (RISK FACTORS) IN CHART’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC, WHICH SHOULD BE REVIEWED CAREFULLY. CHART UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT. 2

GTLS: GAS TO LIQUID SYSTEMS® Forward Looking Statements (2/2) 3 THIS PRESENTATION CONTAINS FIRST QUARTER 2023 NON-GAAP FINANCIAL INFORMATION, INCLUDING ADJUSTED NON- DILUTED EPS, NORMALIZED BASIC EPS, “NET INCOME, ADJUSTED”, FREE CASH FLOW, ADJUSTED FREE CASH FLOW, EBITDA, ADJUSTED EBITDA, ADJUSTED OPERATING INCOME, AND ADJUSTED OPERATING MARGIN. FOR ADDITIONAL INFORMATION REGARDING THE COMPANY'S USE OF NON-GAAP FINANCIAL INFORMATION, AS WELL AS RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP"), PLEASE SEE THE RECONCILIATION SLIDES TITLED “FIRST QUARTER 2023 EARNINGS PER SHARE,” “FIRST QUARTER 2023 ADJUSTED EBITDA” AND “FIRST QUARTER 2023 FREE CASH FLOW” INCLUDED IN, OR IN THE APPENDIX AT THE END OF, THIS PRESENTATION. PLEASE SEE THE RECONCILIATION TABLE AT THE END OF THE ACCOMPANYING EARNINGS RELEASE FOR THE “ADJUSTED GROSS PROFIT” AND “ADJUSTED OPERATING INCOME” RECONCILIATIONS, AS WELL AS A RECONCILIATION AND ADDITIONAL DETAILS ON ADJUSTED NON-DILUTED EPS AND ADJUSTED FREE CASH FLOW. WITH RESPECT TO THE COMPANY’S SECOND QUARTER 2023 OUTLOOK AND 2023 AND 2024 FULL YEAR EARNINGS OUTLOOK, THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EBITDA AND ADJUSTED EARNINGS PER DILUTED SHARE OR ADJUSTED FREE CASH FLOW OUTLOOKS BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY’S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED. CHART INDUSTRIES, INC. IS A LEADING INDEPENDENT GLOBAL LEADER IN THE DESIGN, ENGINEERING, AND MANUFACTURING OF PROCESS TECHNOLOGIES AND EQUIPMENT FOR GAS AND LIQUID MOLECULE HANDING FOR THE NEXUS OF CLEAN™ - CLEAN POWER, CLEAN WATER, CLEAN FOOD, AND CLEAN INDUSTRIALS, REGARDLESS OF MOLECULE. THE COMPANY’S UNIQUE PRODUCT AND SOLUTION PORTFOLIO ACROSS STATIONARY AND ROTATING EQUIPMENT IS USED IN EVERY PHASE OF THE LIQUID GAS SUPPLY CHAIN, INCLUDING ENGINEERING, SERVICE AND REPAIR FROM INSTALLATION TO PREVENTIVE MAINTENANCE AND DIGITAL MONITORING. CHART IS A LEADING PROVIDER OF TECHNOLOGY, EQUIPMENT AND SERVICES RELATED TO LIQUEFIED NATURAL GAS, HYDROGEN, BIOGAS AND CO2 CAPTURE AMONGST OTHER APPLICATIONS. CHART IS COMMITTED TO EXCELLENCE IN ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE (ESG) ISSUES BOTH FOR ITS COMPANY AS WELL AS ITS CUSTOMERS. WITH OVER 48 GLOBAL MANUFACTURING LOCATIONS AND 41 SERVICE CENTERS FROM THE UNITED STATES TO ASIA, AUSTRALIA, INDIA, EUROPE AND SOUTH AMERICA, THE COMPANY MAINTAINS ACCOUNTABILITY AND TRANSPARENCY TO ITS TEAM MEMBERS, SUPPLIERS, CUSTOMERS AND COMMUNITIES. TO LEARN MORE, VISIT WWW.CHARTINDUSTRIES.COM

GTLS: GAS TO LIQUID SYSTEMS® Executed to Date On-Schedule and to Targets 4 # Action What we said in November 2022 As of April 10, 2023 Status 1 Financing Did not expect to close into the bridge and would seek to limit amount of KPS Capital Partners (KPS) preferred stock Completed long term financing in December 2022; Closed without the bridge or ANY preferred issuance to KPS Completed Oversubscribed No KPS preferred 2 Weighted avg cost of debt 7% to 8.5% Actual well within the range Completed 3 Expected closing First half 2023 Q1 2023, actual Completed; One quarter early 4 Customer demand Strong demand in most end markets in both businesses Strong demand in most end markets in both businesses Unchanged from original 5 Backlog supporting 2023 More of next (2023) year’s forecasted revenue already booked than typical More of next (2023) year’s forecasted revenue already booked than typical Completed and unchanged from original 6 Synergy action & early achievement First days and weeks of ownership would yield quick-hit synergies First days and weeks of ownership have yielded quick-hit synergies Continuing to progress to original year-1 target © 2023 Chart Industries, Inc. Confidential and Proprietary

FIRST QUARTER 2023

First Quarter 2023 Results

Chart Q1 2023 plus Howden stub period (March 17 – March 31, 2023)

	$ millions, except per share amounts *Consolidated*	Q1 2023 Chart + Howden Stub Period	Q1 2022 GTLS Standalone	Change
1	Orders	747.7	636.8	+17.4%
2	Backlog	3,932.0	1,477.0	+166.2%
3	Sales	537.9	354.1	+51.9%
4	Reported GM %	28.2%	23.6%	+460 bps
5	Adjusted GM% (1)	28.6%	26.1%	+250 bps
6	Reported EBITDA (1)	67.4	36.8	+83.2%
7	Reported EBITDA % of Sales (1)	12.5%	10.4%	+210bps
8	Adjusted EBITDA (1)	102.2	55.0	+85.8%
9	Adjusted EBITDA % of Sales (1)	19.0%	15.5%	+350bps
10	Reported Basic EPS	($0.51)	$0.28	
11	Diluted EPS	($0.46)	$0.25	
12	Adjusted Diluted EPS (1)	$1.41	$0.58	143.1%

Comments (all related to Q1 2023 Chart including Howden Stub period results) unless noted:

- RECORD total backlog
- RECORD Howden backlog
- RECORD Chart backlog
- RECORD Sales
- 21 First-of-a-Kind orders
- 90 new customer orders
- 82 orders greater than $1 million
- Approximately 99% of our operating profit and EBITDA adjustments relate to Howden deal and integration costs

Other Comments:

- Q1 2023 pro forma (full quarter) combined business growth of 15.9% (ex FX) compared to Q1 2022 pro forma

(1) Adjusted gross margin, EBITDA, and Adjusted EBITDA and Adjusted Diluted EPS are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income (in the case of EBITDA and Adjusted EBITDA) in accordance with U.S. GAAP. A reconciliation table for these measures in provided in the appendix under "First Quarter 2023 Adjusted EBITDA" and in the tables accompanying the earnings release.

GTLS: GAS TO LIQUID SYSTEMS®

© 2023 Chart Industries, Inc. Confidential and Proprietary 6

Q1 2023 Records

CHART
Cooler By Design.

"✓" indicates a record for combined business; "green ✓" indicates a record for Chart standalone	Orders	Net Sales	Backlog
Cryo Tank Solutions			✓ (green)
Storage Equipment			
Engineered Tanks & Systems			✓ (green)
Mobile Equipment			✓ (green)
Heat Transfer Systems		✓ (green)	✓ (green)
Brazed Alum Heat Exchangers			✓ (green)
Systems		✓ (green)	✓ (green)
Air Exchangers			✓ (green)
Fans			
VRV			✓ (green)
Repair, Service & Leasing	✓	✓ (green)	✓
Parts, Repairs, & Services			
Cryo Lease			
Lifecycle Group			
Air Coolers Aftermarket			
Fans Aftermarket	✓ (green)		✓ (green)
LA Turbine Aftermarket			
Specialty Products			✓ (green)
Hydrogen & Helium			
HLNG			
Food & Beverage			✓ (green)
Space			
Water Treatment			✓ (green)
Carbon Capture	✓ (green)	✓	✓ (green)
Others	✓ (green)		✓ (green)
Chart Industries		✓ (green)	✓ (green)

Chart standalone in the segment as well as with the combined Q1 results:

- **Heat Transfer Systems**
  - Record sales
  - Record gross profit
  - Record gross profit and operating income in systems
- **Specialty Products**
  - Record operating income (water)
- **Repair, Service & Leasing**
  - Record sales
  - Record gross profit
  - Record operating income
  - CryoLease record gross profit and operating income
  - Fans aftermarket record gross profit, gross profit as a % of sales, operating income, and operating margin
  - LA Turbine aftermarket record gross profit as a % of sales, and operating profit as a % of sales
- **Cryo Tank Solutions**
  - Mobile equipment record gross profit as a % of sales and operating profit as a % of sales

GTLS: GAS TO LIQUID SYSTEMS®

© 2023 Chart Industries, Inc. Confidential and Proprietary

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GTLS: GAS TO LIQUID SYSTEMS® © 2023 Chart Industries, Inc. Confidential and Proprietary 8 Q1 2022 v Q1 2023 Metrics Q1 2023 gross profit, operating profit and EBITDA as a percent of sales all included each of the following expenses that were NOT adjusted / NOT added back, totaling ~$5.9 million: • Full year BAHX Wisconsin union contract PTO accrual ~$1 million (HTS) • EU production employee required timing of benefits ~$0.3 million (CTS) • Standard cost roll on specific material ~$1.5 million (CTS) • Strategic FOAK sales at lower margins ~$1 million (Specialty) • Standard budget cost change on specific projects ~$0.9 (Specialty) • Startup manufacturing costs for flex mfg of $0.4 million (Specialty) • Q1 record snowfall in Minnesota (2 days lost production) ~$0.4 million (CTS) • Customer specific covered freight ~$0.4 million (CTS) (1) Adjusted gross margin, EBITDA, and Adjusted EBITDA and Adjusted Diluted EPS are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income (in the case of EBITDA and Adjusted EBITDA) in accordance with U.S. GAAP. . A reconciliation table for these measures in provided in the appendix under “First Quarter 2023 Adjusted EBITDA” and in the tables accompanying the earnings release. $354 $538 10.4% 12.5% 15.5% 19.0% 5.0% 10.0% 15.0% 20.0% $250 $300 $350 $400 $450 $500 $550 $600 Q1'22 Q1'23 Sales ($M) EBITDA % Adj EBITDA % $354 $538 23.6% 28.2% 26.1% 28.6% 20.0% 25.0% 30.0% $250 $300 $350 $400 $450 $500 $550 $600 Q1'22 Q1'23 Sales ($M) Gross Margin % Adj Gross Margin % $354 $538 5.7% 6.7% 8.6% 13.5% 2.0% 7.0% 12.0% $250 $300 $350 $400 $450 $500 $550 $600 Q1'22 Q1'23 Sales ($M) Op Margin % Adj Op Margin %

Example New Build Order Wins Q1 2023

BECHTEL

SEMPRA INFRASTRUCTURE

Big LNG

Received the purchase order for air cooled heat exchangers, BAHX and ethylene tank for the Sempra Infrastructure Port Arthur LNG project from Bechtel



Rail Cars

Received a large purchase order for argon railcars


adicomp

Adicomp, Italy

A total of 22 compressors sold in Q1 2023 to this customer for Biogas applications. Howden's installed base in this sector is 76 in the last 2 ½ years.



Dieffenbacher Energy GmbH, Austria

New EPC customer building a waste heat recovery boiler with a Howden steam turbine. This system achieves a much higher plant efficiency and will significantly reduce CO_2 emissions.



Space Exploration

Received the purchase order for 5 1000m3 tanks and 3-125k LOX storage tanks for a large private space company



CCUS, DAC

Booked orders for Earthly Labs' CiCi Elm for biogas for ~$2.7M, SES equipment order from KAUST for $4M and an ACHX order for a large DAC project for $2.8M



Ashbridges Bay, Wastewater Treatment, Canada

First of ten compressors ordered from this new customer to efficiently manage wastewater treatment in Canada



Food Ingredients Producer, Hungary

Two steam turbines will provide up to 1.5 MW of power for this new customer, a corn processing plant, to reduce both reliance on the grid and the customer's CO_2 emissions whilst improving efficiency.

GTLS: GAS TO LIQUID SYSTEMS®

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GTLS: GAS TO LIQUID SYSTEMS® Repair, Service, Leasing (RSL) Q1 2023 Key Wins 10 © 2023 Chart Industries, Inc. Confidential and Proprietary Q1 2023 New Example Howden LTSAs Arcelor-Mittal Africa New 3-year LTSA for their steel plant near Sasolburg, South Africa Kalagadi Manganese New LTSA 3 years Sibanye Stillwater New LTSA 3 years (signed in stub period of Chart ownership) Q1 2023 Howden LTSA and Framework Agreements executed = 23: • Axial fans = 6 • Blowers = 7 • Centrifugal fans = 3 • Centrifugal compressors = 2 • Steam turbines = 2 • Recip compressors = 3 245 total Howden LTSAs and Framework Agreements are currently active and the number is increasing each month Q1 2023 Chart key RSL wins • Big LNG fans retrofit = $5.3M • M. East field service = $2.8M • Fans aftermarket = $2.5M • Air cooler aftermarket = $2.2M • Air cooler aftermarket = $1.3M

GTLS: GAS TO LIQUID SYSTEMS® 23 Agreements / MOUs Now Include Chart AND Howden 11 Category Chart Howden Q1 2023 Total # of partnerships expanded to both Chart & Howden as of April 10, 2023 # of expanded partnerships to both Chart & Howden (April 11th to April 27, 2023) # of new partnerships including both Chart + Howden (April 11th to April 27, 2023) Total # of Chart + Howden expanded partnerships as of April 27, 2023 Multiple decarbonization/ efficiency/ energy transition 1 1 1 3 4 CCUS / CO2 2 1 3 Hydrogen (including liquefaction) 2 1 3 7 2 9 Water treatment 1 1 1 1 LNG (including liquefaction) 1 1 1 3 Marine Decarbonization 1 1 3 3 Total 4 2 6 12 8 3 23 Q1 2023 MOUs/partnerships New partners and partners that have expanded their MOUs / agreements to include both Chart & Howden In the period of March 17, 2023 to April 27, 2023 (1) Chart and Howden separately had agreements in place with Raven SR pre-close of the acquisition. (1)

Macro Tailwinds Continue Globally (Examples 1/2)

#	End Market	Recent Activity	Date of News	Chart Impact
1	Water Treatment	Environmental Protection Agency (EPA) proposed first ever national standard to address PFAS contamination in drinking water. EPA will require public water systems to monitor for six PFAS chemicals, notify the public and take action if applicable.	March 2023	• Utilities picking up activity with numerous budgetary quotes out • Numerous Taas (treatment as a service) solutions being requested • Won aftermarket resin replacements and FOAK for PFAS in NJ
2	Hydrogen	India plans to give green hydrogen fuel producers incentives worth at least 10% of their costs under a $2 billion scheme set to begin before the end of June.	April 2023	• Well positioned in India hydrogen as founding member of IH2A • Leveraging additional India footprint and relationships via Howden, including Larsen & Toubro
3	Energy transition & LNG	The Group of Seven (G7) provided support for the continued development of natural gas and carbon capture and storage (CCS) infrastructure to increase energy security while also pushing for low-carbon hydrogen, renewable energy, and carbon mitigation	April 2023	• Benefits to multiple process technologies, equipment and solutions that Chart sells into energy transition (Chart + Howden) and energy recovery markets (Howden)

GTLS: GAS TO LIQUID SYSTEMS®
© 2023 Chart Industries, Inc. Confidential and Proprietary
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GTLS: GAS TO LIQUID SYSTEMS® Macro Tailwinds Continue Globally (Examples 2/2) 13 # End Market Recent Activity Date of News Chart Impact 4 CCUS The UK Chancellor of the Exchequer, announced that the next budget will include a £20 billion ($25 billion) investment program for carbon capture projects. This is the single largest investment in the technology outside of the U.S., with £1 billion planned for deployment every year. March 2023 • Strong UK position with customers via Howden • Combined CCUS offering includes both technology and/or equipment • Commercial traction in industrial CCUS, DAC and small-scale CCUS 5 Nuclear, hydrogen and energy storage The U.S. Department of Energy (DOE) released a “Pathways to Commercial Liftoff” roadmap for scaling up advanced nuclear, clean hydrogen and long-duration energy storage. March 2023 • 160 years of combined experience and full technology solution with mission critical equipment in house for all of these markets 6 Power plant emissions The Biden administration is preparing to unveil a proposal to require power plants to drastically reduce their greenhouse-gas emissions by 2040 as of 4/23/2023, If implemented, the Environmental Protection Agency would set limits so stringent that fossil-fuel-burning power plants probably would have to use technology to capture their carbon dioxide emissions April 2023 • Via Howden, direct access to existing power plant customers to help energy efficiency, aftermarket, service, repair and Uptime monitoring • Via Chart’s SEC CCC carbon capture technology, large scale capabilities • Both Chart and Howden have key equipment for CCUS, regardless of technology (ACHX, fans, compression, storage) © 2023 Chart Industries, Inc. Confidential and Proprietary

Chart End Market Trends

#	End Market	Recent Activity	Trend
1	Aftermarket, service, repair	• Penetration of Howden and Chart installed base plus competitors' installed base • Increasing demand for site services and LTSA supporting growth in parts orders • More brownfield retrofits occurring	
2	Big LNG / ssLNG / FLNG	• FID reached on Sempra Port Arthur plus FERC progressing more projects • Global ssLNG and FLNG market is increasing, in particular in APAC and Africa • New projects entering commercial pipeline each month	
3	LNG infrastructure	• ISO containers continue to be highly sought, LNG station demand is consistent • HLNG over the road tank demand is broadening (more customers) yet not igher than 2022 to date in 2023	
4	Hydrogen	• Regional and global interest in both gaseous and liquid solutions • All aspects of the hydrogen value chain are being commercially built • Take advantage of pending regulation to impose max distance between renewables stations (EU)	
5	CCUS and water treatment	• Small-scale Earthly Labs units continue to be in record demand • Larger industrial CCUS customers starting to spend equipment $s in addition to FEED studies • Water - New regulations and requirements are spurring multi-site cleanup discussions • Water a focus for international regions and governments (i.e. Brazil, India) • More customers looking at purchasing both CCUS and water solutions	
6	Other Specialty	• Space exploration demand broadening and frequency increasing • Food and beverage is consistent and seeing links to CCUS and water • Heightened demand for blowers linked to Nox reduction for power engines in marine	
7	Cryo tank and trailers	• Customers continue to expect mid-single digit growth in 2023 • Demand for trailers and railcars are following typical industrial gas trends	
8	Electrification / mine safety	• EHS Clean air requirements driving demand for mine cooling & ventilation solutions • Increasing electrification activity in various end markets driving demand • ESG focus across the industry	

14

GTLS: GAS TO LIQUID SYSTEMS® 15 Strength in Backlog Supports Strong 2023 • Chart • Record backlog at 3/31/2023 • Approximately 60% of 2023 revenue outlook was in backlog as of 12/31/2022 • Chart’s revenue mix is ~65% to 70% project and ~30% to 35% book and ship • Howden • Record backlog at 3/31/2023 • Howden’s revenue mix is ~48% aftermarket and ~52% new build • The majority of new build ships within 12 months • Aftermarket book and ship timing typically 3 to 4 months © 2023 Chart Industries, Inc. Confidential and Proprietary

GTLS: GAS TO LIQUID SYSTEMS® 16 Industry Input Costs Sources: LME (Aluminum), MEPS (Carbon and Stainless Steel), Freightos © 2023 Chart Industries, Inc. Confidential and Proprietary

Chart Pricing (including Howden)

	GTLS Four Main Pricing Approaches	Pricing Actions Taken From Q1 2021 through Q1 2023	2023 Anticipated Pricing Approaches
1	**Standard Product Pricing**	• Chart: Americas & Global 9 base price increases + surcharges (+ targeted Q1 2023 additionals) • Chart EMEA: 4 base price increases + surcharges • Howden: 6 base price increases + surcharges	• January 1, 2023 revised tier pricing • Howden Q1 2023 pricing changes completed
2	**Long-term agreement pricing mechanisms in contracts**	• Quarterly and semi-annual changes per index • Additional surcharges	• Implement scheduled Q1 2023 price increase per contracts
3	**Project based specific material pricing**	• Shortened bid validity • Lock in material early • Include escalation estimates	• Maintain short bid validity • Utilize on hand inventory • Include contingency in budgets
4	**LTSA for repair and service**	• Contracts include labor, material and transport increases for inflation, etc. throughout the period of the contract	• Maintain pricing model and contract escalation

GTLS: GAS TO LIQUID SYSTEMS®
© 2023 Chart Industries, Inc. Confidential and Proprietary
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GTLS: GAS TO LIQUID SYSTEMS® Certifications: A Continued Differentiator 18  Successful recertification of Howden Germany AFM locations in ISO 45001, 14001 and SCC (all EHS)  Howden UK achieved renewal of Avetta Quality certification, which is a pre-requisite for service work in UK on waste-water plants  ISO 14001 for VRV Ornago, Italy and Burago, Italy  ISO 45001 for VRV Ornago, Italy and Burago, Italy  ASME U and National Board R renewal for the Ball Ground, Georgia (USA) facility  Chart China (CCDEC) January 2023 passed annual CCC system audit  Ball Ground, GA (USA) facility - 40 CFR 63 NESHAP Annual certification (Federal Clean Air Act National Emission Standard for Hazardous Air Pollutants) and Annual Storm Water Reporting AR-Version 2019 (Georgia Water Quality Control Act / Federal Clean Water Act) And not only did we have a record Q1 2023 for CCUS orders and backlog… now, as of April 22, 2023, our Earthly Labs CiCi is certified in Saskatchewan, Canada © 2023 Chart Industries, Inc. Confidential and Proprietary

SEGMENT INFORMATION

Segmentation

CHART
Cooler By Design.®

One Chart Global Commercial Team

One Chart Global Engineering Team

One Chart Global Products – Operations – Aftermarket

One Chart

Heat Transfer Systems





Chart

Chart New Build Products
- Air Cooled Heat Exchangers (ACHX)
- Brazed Aluminum Heat Exchangers
- Cold Boxes
- Nitrogen Rejection Units (NRU)
- Integrated systems
- High Efficiency Flow Fans

Howden

Howden New Build Products
- Compressors
- Blowers & fans
- Rotary heaters
- Steam turbines
- VentSim™

Specialty Products





Chart

Chart New Build Products
- Dosing equipment
- HLNG vehicle tanks
- Fueling Stations
- LNG by Rail (Gas By Rail Offering)
- Hydrogen equipment
- Water treatment (PFAS remediation)
- Carbon Capture equipment

Howden

Howden New Build Products
- Compressors
- Blowers & fans
- Rotary heaters
- Steam turbines
- VentSim™

Repair, Service & Leasing





Chart

Chart Aftermarket
- Repair and service
- Aftermarket parts and maintenance
- Global Leasing
- Installations
- Full lifecycle

Howden

Howden Aftermarket (47% of revenue '22)
- Spare parts
- Retrofits
- Service
- Software & digital Uptime

Cryo Tank Solutions



YARAPRAXAIR

Chart

Chart New Build Products
- Bulk and Micro Bulk Storage Tanks
- ISO Containers
- Packaged Gas Systems
- Non-specialty mobile equipment
- Vaporizers

Howden

Howden New Build Products
- Related to Industrial end markets
  - Compressors
  - Blowers & fans
  - Rotary heaters
  - Steam turbines

© 2023 Chart Industries, Inc. Confidential and Proprietary
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GTLS: GAS TO LIQUID SYSTEMS® Segment Information © 2023 Chart Industries, Inc. Confidential and Proprietary 21 Sales ($M, except %) Q1 ‘23 Q1 ‘22 % Chg PY Specialty Products 127.3 107.5 + 18.4% Cryo Tank Solutions 127.2 118.1 + 7.7% Repair, Service, Leasing 120.1 49.3 + 143.6% Heat Transfer Systems 167.5 79.3 + 111.2% Reported GM % ($M, except %) Q1 ‘23 Q1 ‘22 % Chg PY Specialty Products 28.4% 30.3% -190 bps Cryo Tank Solutions 17.7% 21.5% -380 bps Repair, Service, Leasing 42.9% 31.6% +1130 bps Heat Transfer Systems 24.7% 12.7% +1200 bps Adjusted GM % ($M, except %) Q1 ‘23 Q1 ‘22 Bps Chg PY Specialty Products 29.0% 31.6% -260 bps Cryo Tank Solutions 18.0% 24.3% -630 bps Repair, Service, Leasing 42.9% 34.7% +820 bps Heat Transfer Systems 25.3% 15.9% +940 bps Specialty Products gross profit Q1 2023 headwinds: • HLNG low volume carrying cost ~$3.1M • Less beverage product mix ~$1.8M • Strategic FOAK development and job budget ~$1.9M Cryo Tank Solutions gross profit Q1 2023 headwinds: • New production lines not fully efficient ~$1.8M • Standard cost rolls and weather- related lost production ~$2.0M

Heat Transfer Systems: LNG Opportunities for GTLS

			Pre Feb 24, 2022 GTLS	April 29, 2022 GTLS	July 29, 2022 GTLS	October 28, 2022 GTLS	February 24, 2023 GTLS	April 10, 2023 GTLS	April 27, 2023 GTLS
BigLNG *(greater than 5 MTPA)*	1	Number of reasonably possible projects to move to order stage in next 3 years	10	22	24 *(excludes what is in backlog)*	*24 (excludes what is in backlog); +1 from last update*	*25 (excludes what is in backlog); +1 from last update*	*24 (excludes what is in backlog); note 1 project booked in Q1 2023*	*24 (excludes what is in backlog); note 1 project booked in Q1 2023*
	2	Number of international projects contemplating using IPSMR®	1	2	3	4	5	6	6
	3	GTLS Associated Order Potential $ *Not Yet Booked and including expanded scope / retrofit opps*	$1.25 billion	$4.55 billion	$5.35 billion	$5.68 billion *(excludes what is in backlog)*	*$6.3 billion (excludes what is in backlog)*	*$7.6 billion (excludes what is in backlog)*	*$7.6 billion (excludes what is in backlog)*
ssLNG *(5 MTPA and smaller)*	4	Number of reasonably possible projects to move to order stage in next three years	205	233	276	318	316	348	349
	5	Number of Floating LNG projects in bid pipeline	13	26	27	27 (excludes what is in backlog)	27 (excludes what is in backlog)	27 (excludes what is in backlog)	27 (excludes what is in backlog)
	6	ssLNG / FLNG orders booked year-to-date	0	$38.3M	$138M	$313M	$448M (as of 12/31/2022)	N/A	$139M

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Specialty Products: Hydrogen and CCUS Opportunities 23 12/31/2022 GTLS standalone Current (4/27/2023) Chart and Howden % Change Hydrogen 1 Number of customers and potential customers 786 1,091 +38.8% 2 # of LH2 Liquefier opportunities 27 55 [90%+with Howden potential content] +103.7% 3 % growth in aftermarket, service and repair orders for hydrogen versus Q1 2022 N/A +14.7% N/A CCUS 4 Number of customers and potential customers 507 692 +36.5% 5 Approximate project value of top opportunities in global CCUS commercial pipeline ~$1.3 billion ~$2.1 billion +61.5% © 2023 Chart Industries, Inc. Confidential and Proprietary

Specialty Products: Food & Beverage and CCUS • Q1 2023 food & beverage and CCUS orders increased 30.9% and 36.9% when compared to Q1 2022 and Q4 2022, respectively • Q1 2023 customers include: Food & Beverage, CCUS and water cross-selling case study:  City Brewery began as a food & beverage Chart customer, with doser equipment  Then progress to CO2 tanks for carbonation  Followed by a purchase of an SDOX (odor) water treatment system which reduces chemical handling and increases safety  And most recently, City Brewery is working with us on ordering an Earthly Labs CiCi Elm unit 24© 2023 Chart Industries, Inc. Confidential and Proprietary

© 2023 Chart Industries, Inc. Confidential and Proprietary Specialty Products: Large Scale CCUS • Q1 2023 Chart and Howden stub period example CCUS wins include: • Direct air capture ACHX for large international oil company customer ($2.8 million) • Howden CCUS equipment provided to major EPC in support of leading international oil company, operating in Western Canada ($2.4 million); booked during stub period • Methane elimination application ($1.9 million) • KAUST expanded FEED and equipment order ($4.3 million) • Orsted: pre-feed SES CCC work on a 1,200 ton per day large-scale carbon capture plant to be built on a biomass facility • Large integrated oil & gas company’s new venture businesses engaged Howden for CCUS, globally, to develop novel carbon capture system • Q1 2023 customers include: 25

26 Specialty Products: Mine Safety & Emission Reduction • Q1 2023 (full quarter) for Mining Safety with orders worth $55 million with new build up over 80% and aftermarket up 46% compared to the first quarter 2022 • EHS Clean air requirements driving demand for mine cooling & ventilation solutions • Top selling products globally were our axial fans and centrifugal fans that are responsible for the primary ventilation in mines • A notable win was for our Ventilation Engineering Services (VES), part of our Ventsim portfolio. Early involvement with VES in determining a mine’s future ventilation needs is key in establishing a long-term relationship with the mine • Howden has supplied mine ventilation systems to all of the major mining companies globally About Ventilation Engineering Services (VES)  VES is part of our Total Mine Ventilation Solutions – our integrated suite of products and services that provides efficiency and safety across a mine’s operations  VES can help reduce costs and energy consumption  VES helps provide comprehensive services from full ventilation design and survey to emergency preparedness, improvement plans, on demand ventilation feasibility and analysis of current and future ventilation requirements

Specialty Products: Water Treatment • First quarter Q1 2023 (including Howden stub period) water treatment new build orders were up 34.6% compared to Q1 2022 • Case study example as shown in the photo is the City of Houston water treatment plant - Equipment is a liquid oxygen system used in ozone generation Q1 2023 Key Successes April 2023 Howden Wastewater Treatment Win • Howden chosen to supply Southeast Wastewater Treatment Plant in Houston, Texas (USA) with turbo compressors enabled with Howden Uptime • The plant required specific equipment to correspond with its existing process control systems; we worked closely with the design engineers, customer and owner to provide a solution for the new blowers at the plant 27© 2023 Chart Industries, Inc. Confidential and Proprietary

COST AND COMMERCIAL SYNERGIES

Cost Synergies Overview

Expected Annual Cost Synergies

($M)


~$175
~$250
12 Months Post-Close
Annual by Year 3

~40%: Outside Sourcing for Product Build and Insourcing

- Volume leverage at 2x size
- Insource Howden compressors on select projects
- Insource select third party manufacturing processes

~40%: Optimization and Resource Rationalization

- Leverage India engineering
- Back-office rationalization
- Indirect spend consolidation
- Agent overlap, insurance, licenses rationalization

~20%: Facilities

- Consolidate overlapping shops including in Houston, TX and Allentown, PA
- Consolidate two Hyderabad, India back-office buildings
- Leverage Howden Mexico and Chart Hudson Mexico
- Sell underutilized, highly desired property

Synergy plan jointly developed by Chart and Howden with significant buy-in will drive successful execution

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Commercial Synergies

Expected Commercial Synergies (Revenue)


($M)
~$350
~$150
12 Months Post-Close
Annual by Year 3

Expected margins in line with broader combined company

Existing Manufacturing Location Utilization to Gain Access to Customer Projects

- Fabricate cold boxes in Southeast Asia (2 locations); valuable for FLNG and non-US opportunities

Access to the marine market and customers

- Bunkering for large jumbo bulk tanks
- Onboard vessel equipment

Localized fabrication and engineering in India adds immediate opportunity for water treatment

More content to provide to Chart cement customers and vice versa for CO2

Clean mine customer access can pull through Chart's LH2 offering and HLNG onboard vehicle tank offering

- LH2 loading and storage systems
- HLNG and HLH2 for mine haul trucks

Commercial synergies driven by the combined business' complementary end markets and new geographies

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GTLS: GAS TO LIQUID SYSTEMS® 31 • We have achieved ~$50.9 million of annualized cost synergies in the six weeks since we closed on the Howden acquisition on March 17, 2023 • We have achieved over $11 million of commercial synergy orders in the first six weeks since we closed on the Howden acquisition on March 17, 2023 • This synergy achievement is ahead of original schedule • We also have verbal commitments for two hydrogen projects that will utilize Chart and Howden equipment as well as one global CCUS project (expect to book in coming months) # Category Description Synergy orders (Revenue) achieved to date $ millions Annualized cost savings achieved to date $ millions Original annualized year- one target $ millions 1 Cost Sourcing $20.4 $70 2 Cost Optimization and organization 30.3 70 3 Cost Facilities 0.2 35 4 Commercial Total commercial orders won to date 11.4 150 5 Total synergies achieved to date as of 4/27/2023 11.4 50.9 First 6 Weeks of Howden Ownership: Synergy Achievement (March 17, 2023 to April 27, 2023) © 2023 Chart Industries, Inc. Confidential and Proprietary

Cost Synergy Targets & Achievements Since Acquiring Howden
(from March 17, 2023 to April 27, 2023) (1/5)

Additional synergies

#	Category	Description	Status	Actual Achieved March 17-April 10, 2023	Actual Achieved April 11-April 27, 2023	Total Achieved to Date (as of April 27, 2023)
1	**Sourcing**	**Total year 1 annualized target = ~$70 MILLION**		**Over $9.7 MILLION**	**~$10.8 MILLION**	**~$20.4 MILLION**
2		Insource Howden compressors on Chart projects in backlog	Underway	$9.0	$3.6	$12.6
3		Leverage 2X volume with rapid supplier negotiations	Underway	0.51	6.99	7.50
4		Using Chart's U.S. sites for Howden packaging	Underway	0.10	N/A	0.10
5		Insource third party for insourcing pressure vessels in China	Underway	0.06	0.15	0.21
6		Eliminate cost for outside JV/entity support in S. Korea	Evaluating	N/A	N/A	N/A
7		Leverage Mexico manufacturing	Underway	N/A	N/A	N/A
8		Insourcing of painting for centrifugal fans rotors from Howden India to Chart's SriCity, India site (project started April 2023)	Underway	N/A	N/A	N/A
9		Insource control boxes in China (to Chart China)	Underway	N/A	0.02	0.02
10		Leveraging combined T&E card spend at one supplier	Complete	N/A	N/A	
11		Consolidate BV spend for certifications	Underway	N/A	N/A	
12		Elimination of external engineering support at Universities	Complete	N/A	0.01	0.01
13		Consolidation of specific engineering software	Underway	N/A	N/A	N/A
14		Marketing promotional spend consolidation	Underway	N/A	0.01	0.01

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GTLS: GAS TO LIQUID SYSTEMS® Cost Synergy Targets & Achievements Since Acquiring Howden (3/5) (from March 17, 2023 to April 27, 2023) 33 # Category Description Status Actual Achieved March 17-April 10, 2023 Actual Achieved April 11-April 27, 2023 Total Achieved to Date (as of April 27, 2023) 1 Optimization, Resources, and Organization Total year 1 annualized target = ~$70 MILLION Over $21.8 MILLION ~$8.9 MILLION OVER $30.3 MILLION 2 Rationalize executive team Complete $5.24 N/A $5.24 3 Reduced cost of Howden bank guarantees Complete 1.90 0.325 2.25 4 Reduction of one memberships, overlapping events Complete 0.22 N/A 0.22 5 Merged Giving Back and Bright Futures Programs Complete 0.25 0.02 0.27 6 Cancelled use of two Howden consultants Complete 0.40 N/A 0.40 7 Eliminated allocated PE management fee Complete 4.00 N/A 4.00 8 Renegotiate conference call services Complete 0.04 N/A 0.04 9 Consolidated software for one HR function Complete 0.16 N/A 0.16 10 Consolidated medical eval / travel software Complete 0.11 N/A 0.11 11 Eliminate use of 3rd party agency for M.East employees Complete 0.06 N/A 0.06 12 Leverage Howden Africa sales presence to market Chart products in Africa Region Complete 0.02 N/A 0.02 Additional synergies © 2023 Chart Industries, Inc. Confidential and Proprietary

GTLS: GAS TO LIQUID SYSTEMS® Cost Synergy Targets & Achievements Since Acquiring Howden (4/5) (from March 17, 2023 to April 27, 2023) 34 # Category Description Status Actual Achieved March 17-April 10, 2023 Actual Achieved April 11-April 27, 2023 Total Achieved to Date (as of April 27, 2023) 13 Optimization, Resources, and Organization, continued Consolidate regional verticals into global commercial Underway N/A N/A N/A 14 Functional SG&A rationalization Underway 8.80 6.15 14.95 15 India (or other low-cost) engineering Underway N/A 0.23 0.23 17 Consolidate shared services Underway N/A N/A N/A 18 Numerous additional indirect savings – insurance, benefits, etc. Underway N/A N/A N/A 19 Overlapping IT system licenses + HRIS reduction (completed one engineering) Underway N/A 0.02 0.02 20 Eliminated duplicate ratings agencies coverage Complete N/A 0.23 0.23 21 Reduced use of Howden external auditors Complete N/A 1.40 1.40 22 Implement LC cost reduction via bank fronted surety program Underway N/A N/A N/A 23 Stopped using two consolidation softwares Notified N/A 0.47 0.47 24 Sales agent reduction (1) Complete N/A 0.02 0.02 25 UK entity rationalization (elimination of stat audit) Underway N/A 0.03 0.03 26 Other entity rationalization (41 identified) Underway N/A N/A N/A Bank account rationalization Underway N/A 0.10 0.10 Additional synergies

Cost Synergy Targets & Achievements Since Acquiring Howden
(from March 17, 2023 to April 27, 2023) (5/5)

Additional synergies

#	Category	Description *All figures are annualized millions $*	Status	Actual Achieved March 17-April 10, 2023	Actual Achieved April 11-April 27, 2023	Total Achieved to Date (as of April 27, 2023)
1	**Facilities**	**Total year 1 annualized target = ~$35 MILLION**		**N/A**	**0.20**	**0.20**
2		US aftermarket site consolidation	Underway	N/A	N/A	N/A
3		Elimination of third party warehousing in Czech Republic	Underway	N/A	N/A	N/A
4		Sell underutilized real estate	Underway	N/A	N/A	N/A
5		Eliminate one office rental location in Atlanta, GA (USA)	Underway	N/A	N/A	N/A
6		Rationalize additional locations, EU and India	Underway	N/A	N/A	N/A
7		Consolidate shop locations in Korea	Underway	N/A	N/A	N/A
8		Multiple global sales office consolidations	Underway	N/A	N/A	N/A
9		Chinese manufacturing site rationalization	Underway	N/A	N/A	N/A
10		Additional footprint consolidations identified	Underway	N/A	N/A	N/A
11		Zhengzhou sales office consolidation (China)	May 2023	N/A	N/A	N/A
12		Rationalizing manufacturing presence in Texas (USA)	Underway	N/A	N/A	N/A
13		Confidential manufacturing site restructuring	Underway	N/A	0.20	0.20

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Commercial Synergies Targets & Achievements Since Acquiring Howden (from March 17, 2023 to April 27, 2023) (1/2)

#	Synergy Description	Status	Actual Achieved March 17-April 10, 2023	Actual Achieved April 11-April 27, 2023	Total Achieved to Date (as of April 27, 2023)
1	**Total year 1 commercial synergy target = $150 million (note that this is not included in our outlook)**		**Over $7 MILLION**	**Over $4.4 million**	**~$11.4 million**
2	Expanded existing partnerships – see slide 8	Complete	N/A	N/A	N/A
3	A Chart Canadian hydrogen liquefaction/equip customer project in backlog chose Howden compression	Complete	In cost	In cost	In cost
4	A Chart USA hydrogen liquefaction/equipment customer project in backlog chose Howden compression	Complete	In cost	In cost	In cost
5	GTLS Industrial gas orders increasing for South Africa from India; able to now service and repair in S. Africa region	Complete	N/A	N/A	N/A
6	Dry ice recovery solution order from independent distributor	Compete	N/A	N/A	N/A
7	Hydrogen compression to a green project that is a Chart hydrogen customer due to insourcing	Complete	N/A	N/A	N/A
8	Earthly Labs biogas order win including Howden; driven by Howden experience in biogas	Complete	N/A	N/A	N/A
9	Chart's HLNG tanks chosen for a mining customer project	Complete	N/A	N/A	N/A
10	Expand more existing partnerships and MOUs	Underway	N/A	N/A	N/A

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Commercial Synergies Targets & Achievements Since Acquiring Howden (from March 17, 2023 to April 27, 2023) (2/2)

#	Synergy Description	Status	Actual Achieved March 17-April 10, 2023	Actual Achieved April 11-April 27, 2023	Total Achieved to Date (as of April 27, 2023)
	Additional synergies				
11	Will include Howden compressors in closed and pending CiCi (Elm) orders in Brewery and Dry Ice recovery	Underway	N/A	N/A	N/A
12	Additional small-scale and industrial scale CCUS penetration (Earthly Labs and SES)	Underway	N/A	N/A	N/A
13	Access to more BigLNG, FLNG and ssLNG due to localized mfg/fab	Underway	LNG slide	LNG slide	LNG slide
14	Further access to water treatment opportunities; globally+ in India via additional local presence and in house skidding	Underway	N/A	N/A	N/A
15	Further pull through of decarbonization solutions to mine, Cement, CCUS, marine, nuclear	Underway	N/A	N/A	N/A
16	First assistance for Chart aftermarket on a field project in UK (achieved b/c of Howden); able to support engineering to get to commission of UK fueling station	Complete	N/A	N/A	N/A
17	SES customer with test wells for CO2 sequestration needs CO2 compression and vaporizers	Underway	N/A	N/A	N/A
18	Verbal life-cycle service agreement for vehicle fuelling stations in Germany and UK via Chart, use Howden field service personnel to win	Underway	N/A	N/A	N/A
19	Addtl Chart hydrogen liquefier customer chose Howden compression for their project	Complete	N/A	In Cost	In Cost
20	Combined waste to energy offering with inbound from major WtE EU player (Chart water bath vaporizers, Howden combustion systems	Underway	N/A	N/A	N/A

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38 Commercial and Cost Synergy Case Study: Hydrogen Chart’s hydrogen liquefaction customer has liquefier on order with Chart in 2022 Chart’s hydrogen liquefaction customer has a customer that is going to do gaseous hydrogen refueling stations in California With Howden, Chart now can provide hydrogen compression to the gaseous refueling stations Howden can quote competitively and meet customer’s lead time requirements because of insourcing of packaging at Chart’s West Coast USA facility Chart wins the compression station order for $2.36 million: • Commercial synergy on the stations • Cost synergy for insourcing of packaging • Additional cost synergy from insourcing of compression for the liquefier in backlog • Developed two customer relationships with numerous equipment opportunities for Howden and Chart ahead

GTLS: GAS TO LIQUID SYSTEMS® 39 Other Integration Accomplishments Achieved to Date March 17, 2023 to April 10, 2023 (as shown in 4-11-2023 IR Update) • Talent Programs • Added two high potential Howden team members to the Emerging Leaders Program • Cost avoidance / delivery improvements • Leverage a Chart specific senior level supplier relationship to improve past due supply chain items to Howden EU • Other meaningful cost milestones since close • Began consolidation of insurance coverages / policies • Issued an RFP for insurance providers to further reduce cost • Leveraging the global footprint and scale of the combined business • Developer of Ghana hydrogen project working with us on combined equipment offering • Discussions with Big LNG EPC looking at heat recovery project at existing facility which could use both Chart and Howden equipment • Potential helium customer is working with us to utilize both Chart and Howden equipment in the future • Air Separation customer requesting to utilise the combined Howden and Chart resources in Europe and US to support their turbo- expanders • Howden Africa green hydrogen commercial has three near-term leads including one with large African customer for hydrogen refuelling stations using Chart and Howden equipment • Egypt hydrogen liquefaction opportunity via Howden’s customer connections • Maintained safety as our #1 priority • March 31, 2023 total recordable incident rate (TRIR) of combined business of 0.56 © 2023 Chart Industries, Inc. Confidential and Proprietary

GTLS: GAS TO LIQUID SYSTEMS® 40 Other Integration Accomplishments Achieved to Date April 11 to April 27, 2023 additions • Safety • Howden – Chennai (HIN - Chennai) surpassed 1 Million man-hours without any Lost time Incidents in April 2023 • Howden – Hosur (HIN -Hosur) surpassed 1.1 Million man-hours without any Lost time Incidents in April 2023 • Howden Mexico celebrated three years and 1.25 million hours without LTI • Talent Programs • Global commercial / product trainings completed • Moved Howden team member onto our Investor Relations team • Expanded Howden Germany’s Young Talent Circle to include a Chart Germany team member • Tools • Howden Select Screw Compressor Software is being made available to all Chart commercial teams • Leveraging best practices from both pricing programs • Other meaningful cost synergies underway • RFP statutory audits • Market penetration • Asked by Clean Hydrogen Partnership (European Commission and Hydrogen Europe) to be on the Advisory Board for a study for the European Commission on sustainable supply chain and industrialization of hydrogen technologies in Europe • Chart is a part of the Sustainable Hydrogen Powered Shipping Project (sHYpS), developing a liquid hydrogen (LH2) swappable storage solution for multiple types of vessels; now expanded to include Howden © 2023 Chart Industries, Inc. Confidential and Proprietary

BALANCE SHEET AND DEBT PAYDOWN

Additional Cash for Debt Paydown

- These items are incremental to operating free cash flow generated for debt paydown in the business
- Anticipate an incremental approximately $500 million of cash available for debt paydown (excluding repatriation actions)
- Total revenue and EBITDA impacts are contemplated in our 2023 and 2024 outlooks

#	Balance Sheet Activity	Cash or RCF Capacity	Expected completion date
1	Divestment of a small product line in France	Both	Q2 2023
2	Exit from minority investment of Odin/Liberty	Both	Complete
3	Potential divestiture of one previously ID'ed businesses (1)	Both	Q2 2023
4	Potential divestiture of second previously ID'ed businesses (1)	Both	Q2 – early Q3 '23
5	Sale of specific property #1	Both	Q3 2023
6	Sale of specific property #2	Both	Q4 2023
7	Repatriation of stranded cash without tax ramification	Both	Q2-Q3 2023
8	Amended HSBC guarantee for India and European LC's	Capacity	Q2 2023
9	Implement bank fronted surety program through insurers for LC capacity	Capacity	Q2 2023
10	Move Howden letter of credit to surety bond	Capacity	Q2 2023
11	Reduce amount of LC's	Capacity	Q2 2023

- Reiterating our year-end 2024 anticipated net leverage ratio of 2.5X to 2.9X, before divestiture proceeds
- Reiterating no material acquisitions and no share repurchases until we are in our target net leverage range

(1) The status of all identified potential divestitures and property sales is based on our current information and expectations regarding those projects. There can be no assurances that such divestitures and sales will be completed at all or within the timeframes indicated, or generate the level of proceeds currently anticipated.

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GTLS: GAS TO LIQUID SYSTEMS® Q1 2023 Act YE 2024 fct Net Leverage (bank EBITDA) Net Leverage (covenant ceiling) Net Leverage Profile 43 4.08X 2.5-2.9X 4.5X 6.0X Debt Covenant: Net Debt/ LTM Adjusted EBITDA(1)  Reiterate our financial policy that until we are within our target net leverage ratio range of 2- 2.5X, we will:  Not do any additional material cash acquisitions  Not do share repurchases  Credit Ratings  Moody’s LTR B1 Stable  S&P LT Issuer Credit B+ Stable (1) Adjusted EBITDA is a non-GAAP measure and should not be consulted as an alternative to net income in accordance with U.S. GAAP  Q1 2023 net leverage of 4.08X, ahead of 4.25X forecast from November 2022 © 2023 Chart Industries, Inc. Confidential and Proprietary

2023 OUTLOOK REITERATE 2024 EBITDA OUTLOOK

GTLS: GAS TO LIQUID SYSTEMS® Meaningful April 2023 Orders to Date 45 • Two year supply agreement signed for $5.3 million of EGR blowers for marine LNG market • LNG regas skid with European customer $4.8 million • So2 blower order $3.8 million • Howden recip compressors $3.3 million • South African Power customer spares and service orders $2.8 million • High demand for process gas screw compressors continues with $2.5 million of orders • Synergy win! Hydrogen fueling station compressors $2.3 million • BAHX energy application $2.1 million • BAHX energy application (different customer) $1.27 million • Air preheater maintenance in Turkish power plant $1.2 million • Water treatment solution for a mining customer in Canada $1.1 million • Offshore compressor parts and service $1.067 million • 15 ISO containers for one customer $1 million • Multiple industrial gas customer orders each ~$1 million • ACHX $875k • AFM mineral mine cooling spares in Australia $785k • Liquid hydrogen storage tank for industrial gas customer $700k • Space exploration customer tanks and install $600k © 2023 Chart Industries, Inc. Confidential and Proprietary

2023 Consolidated Chart Industries Outlook

CHART
Cooler By Design.®

$ millions except per share amounts	Prior Guidance Consolidated Chart [1]	Updated Guidance Consolidated Chart	Direction
Revenue	$3,650-$3,800	**$3,660 - $3,800**	↑
Adjusted EBITDA [2]	$770-$810	**$780 - $810**	↑
Cost Synergies in EBITDA	$50-$60	**$60+**	↑
Free cash flow [3,4]	$300-350	**$300 - $350**	=
Cash available for debt paydown in 2023	$275 - $325	**$275 - $325**	=
Diluted share count	~47M	**~47M**	=
Adjusted diluted EPS [5]	$5.50-$6.70	**$5.50 - $6.70**	=

Guidance DOES NOT include 1) proceeds from potential divestitures of ~ $500 million which are targeted to complete in the second quarter 2023 or early third quarter 2023 or 2) commercial synergies yet to be realized in 2023

Updating Guidance For Cost Synergies Ahead of Plan and Realized Commercial Synergies
End Market Demand Remains Strong and Unchanged vs. March 17, 2023 Expectations

1) *Prior guidance was provided March 17, 2023*
2) *EBITDA and Adjusted EBITDA are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance.*
3) *"Free cash flow" and "adjusted free cash flow" are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilities useful period-to-period comparisons of the Company's operating results.*
4) *From continuing operations*
5) *Adjusted diluted EPS (a non-GAAP measure) guidance excludes incremental intangible amortization related to Howden acquisition.*

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GTLS: GAS TO LIQUID SYSTEMS® Reiterating Pro Forma Adjusted EBITDA 2023 and 2024 Combined Chart + Howden 47 Reiterating our 2024 Combined EBITDA Forecast • Revenue growth led by energy transition markets and backlog conversion • Implied organic volume leverage of ~30% • Favorable mix driven by energy transition verticals • Cost synergies embedded in margin expansion and SG&A improvement © 2023 Chart Industries, Inc. Confidential and Proprietary

Continue to Execute On-Schedule and to Targets

#	Action	What we said in November 2022	As of April 27, 2023	Status
1	Cost synergies, year 1	$175 million	$175 million	Additional opportunities for upside and buffer
2	Commercial synergies, year 1	$150 million	$150 million with customer inbounds increasing	Additional opportunities coming to us from customers
3	Proforma 2023 EBITDA outlook	Approximately $1 billion	Approximately $1 billion	Unchanged from original
4	2024 EBITDA outlook	Approximately $1.3 billion	Approximately $1.3 billion	Unchanged from original
5	Two specific divestitures	Working to complete shortly after the close of Howden with anticipated potential proceeds of ~$500 million	Expected completion in Q2 2023 or early Q3 2023 with anticipated potential proceeds of ~$500 million	Unchanged from original
6	Net leverage ratio by end of 2024	2.5-2.9X, ex potential divestitures	2.5-2.9X, ex potential divestitures	Unchanged from original
7	Target net leverage ratio & financial policy	2.0-2.5X target range; stay within published financial policy until this is achieved	2.0-2.5X target range; stay within published financial policy until this is achieved	Unchanged from original

(1) The status of all identified potential divestitures and property sales is based on our current information and expectations regarding those projects. There can be no assurances that such divestitures and sales will be completed at all or within the timeframes indicated, or generate the level of proceeds currently anticipated.

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APPENDIX

Q1 2023 Addback Detail

	Main category	Detailed Description	Q1 2023 gross amount (+ added to / (-) reduced income)	Impact to operating income	Repeating in Q2-Q4 2023?
1	Mark-to-Market of inorganic investments	• McPhy MTM • Stabilis MTM • Minority investments, other (Liberty and HTEC)	2.6	No, net income only	Yes
2	Howden deal and integration related	• Investment banker fee (deal, non-integration) • Third party support fees and travel (deal, non-integration)	30.0	Yes, operating and net income	Yes
3	Financing fees and amortization	• Howden deal related financing fees, interest and bank fees • Howden stub period amortization	71.6	No, net income only	Yes
4	Deal & Integration related costs, non-Howden (1H 2023 only)	• Integration costs including IT system implementations, legal, travel and earnout related to Chart's acquisitions completed (non-Howden)	(4.4)	Yes, operating and net income	Only will be in Q2 2023
5	Other one-time costs	• BAHX furnace in Tulsa, Oklahoma factory (Q1 2023 final install + testing) – note that we had final installation and test that ran into Q1 and this will now not repeat (we had thought all one-time cost were in 2022; Earthly Labs Elm outside to in-house R&D startup (will not repeat after Q1 2023) • Concluded JV import legal matter	1.6	Yes, operating and net income	No
6	Restructuring and related expense	• Specific to org structure changes, movement of people between facilities, sign-on bonuses	1.2	Yes, operating and net income	Yes, but minimal anticipated

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GTLS: GAS TO LIQUID SYSTEMS® First Quarter 2023 Adjusted EBITDA © 2023 Chart Industries, Inc. Confidential and Proprietary 51 $ millions, except per share amounts Consolidated Q1 2023 Q1 2022 Change v. PY Q4 2022 Change v. PQ Net income from continuing operations ($13.9) $10.3 ($24.2) $17.4 ($31.3) Income tax expense, net (6.4) 2.1 (8.5) 11.9 (18.3) Interest expense, net 28.3 3.9 24.4 16.3 12.0 Acquisition Related Finance Fees 26.1 - 26.1 37.00 (10.9) Depreciation and amortization 33.3 20.5 12.8 19.5 13.8 EBITDA (1) $67.4 $36.8 $30.6 $102.1 ($34.7) Non-recurring costs 26.0 12.3 13.7 16.3 9.7 Share-based compensation 4.0 3.3 0.7 2.7 1.3 MTM / Svante Revaluation 2.0 2.6 (0.6) (23.6) 25.6 Howden FX hedge 2.8 0.0 2.8 0.0 2.8 Adjusted EBITDA (1) $102.2 $55.0 $47.2 $97.5 $4.7 % Sales 19.0% 15.5% +350 bps 22.1% -310 bps (1) EBITDA and Adjusted EBITDA are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance.

First Quarter 2023 Adjusted EPS

$ millions, except per share amounts *Continuing Operations*	Q1 2023 Diluted EPS	Q1 2023 Basic EPS	Q1 2022 Basic EPS	Change v Q322
Net income attributable to Chart Industries, Inc.	*(14.6)*	*(14.6)*	*10.2*	*(24.8)*
Less: Mandatory convertible preferred stock dividend	*6.8*	*6.8*	-	*6.8*
Income from continuing operations attributable to Chart	*(21.4)*	*(21.4)*	*10.2*	*(31.6)*
Reported EPS	($0.46)	($0.51)	$0.28	($0.79)
1 Investment equities mark-to-market, net of FX	0.06	0.06	0.14	(0.08)
2 Debt and financing costs	1.29	1.43	-	1.43
3 Mandatory convertible preferred stock dividend	0.15	0.16	-	0.16
4 Tax effects (1)	(0.31)	(0.35)	(0.03)	(0.32)
Normalized EPS	$0.73	$0.79	$0.39	$0.40
5 Deal related and integration costs	0.55	0.61	0.12	0.49
6 Howden amortization	0.25	0.28	-	0.28
7 Startup costs - organic	0.03	0.03	0.05	(0.02)
8 Restructuring & related costs	0.03	0.03	0.15	(0.12)
9 Other one-time Items	0.01	0.01	-	0.01
10 Tax effects (1)	(0.19)	(0.21)	(0.06)	(0.15)
Adjusted EPS (2)	**$1.41**	**$1.54**	**$0.65**	**$0.89**
Share Count (millions)	*46.47*	*41.94*	*35.83*	

(1) Tax effect reflects adjustment at normalized periodic rates
(2) Adjusted Basic EPS, Normalized Basic EPS, Adjusted Diluted EPS, and Normalized Diluted EPS (all non-GAAP measures) are as reported on a historical basis. EPS adjustment reconciliation table is provided in accompanying press release financial tables.

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GTLS: GAS TO LIQUID SYSTEMS® First Quarter 2023 Free Cash Flow © 2023 Chart Industries, Inc. Confidential and Proprietary 53 $ millions, consolidated, continuing ops Q1 2023 Act Adjustments Q1 ‘23 Adj. Net Income (14.4) (14.4) Operating income adjustments 24.8 24.8 Tax affect on operating income adjustments (5.8) (5.8) Non operating income adjustments 2.2 2.2 Tax affect on non operating income adjustments (0.5) (0.5) Deal financing and interest costs 60.0 60.0 Tax affect on deal financing and interest costs (14.1) (14.1) Depreciation and amortization 33.3 33.3 Share based compensation 4.0 4.0 Financing costs amortization 2.8 2.8 Unrealized gain on investment in equity securities 2.0 2.0 Unrealized foreign currency transaction loss (gain) 1.9 1.9 Equity in loss (earnings) of unconsolidated affiliates 0.5 0.5 Deferred income tax expense (benefit) 3.5 3.5 Other non-cash operating activities 0.7 0.7 Changes in: - Accounts Receivable (6.6) (6.6) Inventory 10.4 10.4 Unbilled contract revenue (83.1) (83.1) Accounts payable and other liabilities 19.1 19.1 Customer advances and billings in excess of 6.8 6.8 Net cash provided by operating activities (19.1) 66.6 47.5 Capital Expenditures (31.4) (31.4) Free Cash Flow / Adjusted Free Cash Flow (50.5) 66.6 16.1 (1) Free cash flow” and “adjusted free cash flow” are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilities useful period-to-period comparisons of the Company’s operating results.

GTLS: GAS TO LIQUID SYSTEMS® First Quarter 2023 Adjustments © 2023 Chart Industries, Inc. Confidential and Proprietary 54 $ millions, except per share amounts Continuing Operations Sales $537.9 - $537.9 Cost of sales 386.4 (2.1) 384.3 Gross profit 151.5 2.1 153.6 Selling, general, and administrative expenses 93.5 (22.6) 70.9 Amortization expense 21.80 (11.60) 10.2 Operating expenses 115.3 (34.2) 81.1 Operating income 36.2 36.3 72.5 Non Operating Expense (income) 23.6 (16.0) 7.6 Income before equity in (loss) earnings of unconsolidated affiliates, net (13.5) 78.4 64.9 Equity in (loss) earnings of unconsolidated affiliates, net (0.4) 0.6 0.2 Net income (13.9) 79.0 65.1 Less: Income attributable to noncontrolling interests, net of taxes 0.7 - 0.7 Net income attributable to Chart Industries, Inc. ($14.6) $79.0 $64.4 Q1 2023, Reported Adjustments Q1 2023, Adjusted “Adjustments” and “Q1 2023, Adjusted” are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that these adjustments facilitate useful period-to-period comparisons of our financial results, and this information is used by us in evaluating our internal performance